                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            Acadiana Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:

            ---------------------

     (2)    Aggregate number of securities to which transaction applies:

            ---------------------

    (3)    Per unit price or other underlying value of transaction
           computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                              -------------------------------------------------

    (4)    Proposed maximum aggregate value of transaction:
                                                           --------------------

    (5)    Total fee paid:
                          ----------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)    Amount previously paid:
                                  ----------------------------------------

    (2)    Form, schedule or registration statement no.:
                                                        ----------------------

    (3)    Filing party:
                        ---------------------------------------------------

    (4)    Date filed:
                      ------------------------------------------------------

                     [ACADIANA BANCSHARES, INC. LETTERHEAD]


                                                                  March 27, 2000

Dear Stockholder:

           You are cordially invited to attend the Annual Meeting of Stockholders of Acadiana Bancshares, Inc. The meeting will be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 26, 2000 at 2:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

           It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

           On behalf of the Board of Directors and all of the employees of Acadiana Bancshares, Inc., I thank you for your continued interest and support.

                                        Sincerely,

                                        /s/ Jerry Reaux

                                        Jerry Reaux
                                        President and Chief Executive Officer

                            ACADIANA BANCSHARES, INC.
                            101 WEST VERMILION STREET
                           LAFAYETTE, LOUISIANA 70501
                                 (318) 232-4631

                                   --------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2000

                                   --------

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Acadiana Bancshares, Inc. (the "Company") will be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 26, 2000 at 2:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

       (1) To elect three directors for a three-year term expiring in 2003, and until their successors are elected and qualified;

       (2) To ratify the appointment by the Board of Directors of Castaing, Hussey, Lolan & Dauterive, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2000; and

       (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

       The Board of Directors has fixed March 10, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Lawrence Gankendorff

                                   Lawrence Gankendorff
                                   Chairman of the Board

Lafayette, Louisiana
March 27, 2000

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                            ACADIANA BANCSHARES, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 26, 2000

       This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Acadiana Bancshares, Inc. (the "Company"), the parent holding company of LBA Savings Bank ("Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in the Les Saisons Room at A' La Carte located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 26, 2000 at 2:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 27, 2000.

       The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of Castaing, Hussey, Lolan & Dauterive, L.L.P. for fiscal 2000, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof Corporate Secretary, Acadiana Bancshares, Inc.; (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

       Only stockholders of record at the close of business on March 10, 2000 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,463,523 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. Because of the vote required to ratify the appointment of independent auditors, however, abstentions will have the effect of a vote against the proposal. Under rules of the New York Stock Exchange, the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

       The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

       At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2003, and until their successors are elected and qualified.

       No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and of the Savings Bank.

       Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

       The following tables present information concerning the nominees for director of the Company, including tenure as a director. All of the below-listed directors also serve as directors of the Savings Bank.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2003

                                              Principal Occupation During              Director
        Name                Age(1)                the Past Five Years                  Since(2)
-----------------------   ---------      ---------------------------------------     ------------
Lawrence Gankendorff         80          Chairman of the Board of the Savings            1952
                                         Bank since April 1984 and Chairman of
                                         the Board of the Company since March
                                         1996.  Previously  President and Chief
                                         Executive Officer of the Savings Bank.

Don J. O'Rourke, Sr.         69          Managing  Partner of Don J. O'Rourke &          1965
                                         Associates,  LTD., an  architectural
                                         and professional engineering firm
                                         located in Lafayette, Louisiana.

Thomas S. Ortego             40          Self-employed accountant in Lafayette,          1997
                                         Louisiana.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

                                               (Footnotes on the following page)

                      DIRECTORS WHOSE TERMS ARE CONTINUING

DIRECTORS WITH A TERM EXPIRING IN 2001

                                              Principal Occupation During              Director
        Name                Age(1)                the Past Five Years                  Since(2)
-----------------------   ---------      ---------------------------------------     ------------
Kaliste J. Saloom, Jr.       81          Of Counsel with the law firm of Saloom &        1971
                                         Saloom, Attorneys at Law, in Lafayette,
                                         Louisiana; Previously, city judge in
                                         Lafayette, Louisiana, from February 1953
                                         to August 1993.

Al W. Beacham, M.D.          66          In private practice as a physician in           1978
                                         Lafayette, Louisiana.

James J. Montelaro           60          Executive Vice President,  Mortgage             1995
                                         Banking Manager of the Savings Bank
                                         since August 1994 and Vice President,
                                         Lending of the Savings Bank since June
                                         1992;  Prior to  joining  the  Savings
                                         Bank,  Mr.  Montelaro  was President
                                         and Chief Executive  Officer of First
                                         Federal Savings and Loan of Eunice,
                                         Eunice, Louisiana.

DIRECTORS WITH A TERM EXPIRING IN 2002

                                              Principal Occupation During              Director
        Name                Age(1)                the Past Five Years                  Since(2)
-----------------------   ---------      ---------------------------------------     ------------
William H. Mouton            91          Mr. Mouton is a retired  attorney who           1949
                                         was in private  practice in Lafayette,
                                         Louisiana.

Jerry Reaux                  39          President and Chief Executive Officer           1995
                                         of the Company since March 1996 and of
                                         the Savings Bank since August 1995;
                                         previously Executive Vice President
                                         and Chief Operating Officer of the
                                         Savings Bank during July and August
                                         1995. Prior to joining the Savings
                                         Bank, Mr. Reaux was Executive Vice
                                         President of the Savings Bank of
                                         Lafayette from January 1994 through
                                         June 1995, and, prior thereto, Senior
                                         Vice President, First National Bank,
                                         Lafayette, Louisiana.

John H. DeJean               59          Senior Vice  President,  Business               1997
                                         Development  Manager of the Savings
                                         Bank from June 1997 to January 1998.
                                         Previously,  Mr. DeJean served as
                                         President of the Acadiana Region of
                                         Premier Bank,  N.A.,  Lafayette,
                                         Louisiana,  from June 1989 to March
                                         1996.

----------------
(1)  As of March 10, 2000.
(2)  Includes service as a director of the Savings Bank.

SHAREHOLDER NOMINATIONS

       Article 6, Section F ("Article 6.F.") of the Company's Articles of Incorporation ("Articles") governs nominations of candidates for election as director of any annual meeting of stockholders and provides that such nominations, other than those made by the Board, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F., which is summarized below.

       Nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person,
(ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are Beneficially Owned (as defined in Article 9.A.(e) of the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of Schedule 14A; and
(b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and (ii) the class and number of shares of Company stock which are Beneficially Owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

       The Board of Directors or a designated committee thereof may reject any nomination by a stockholder not made in accordance with the requirements of
Article 6.F. Notwithstanding the foregoing procedures, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article 6.F.

DIRECTOR NOMINATIONS; COMMITTEES AND MEETINGS OF THE BOARD OF THE SAVINGS BANK AND COMPANY

       The Board of Directors of the Company has established an Audit Committee and Executive Committee. Nominations for director of the Company are made by the full Board of Directors of the Company. During the fiscal year ended December 31, 1999, the Board of Directors of the Company met eight TIMES. No director of the Company attended fewer than 75 percent of the aggregate total number of Board meetings and committee meetings on which he served during this period.

       AUDIT COMMITTEE. The Audit Committee consists of Messrs. Saloom, O'Rourke and Ortego. The Audit Committee supervises the Company's Internal Auditor and reviews the performance, and oversees the engagement of the Company's independent certified public accountants. The Audit Committee met four times during fiscal 1999. No member of the Audit Committee is a current or former employee of the Company or any of its subsidiaries.

       EXECUTIVE COMMITTEE. The Executive Committee consists of Messrs. Gankendorff, Saloom and Reaux. The Executive Committee reviews the implementation of the Company's strategic plan and management recommendations regarding Company operations. The Executive Committee met three times during fiscal year 1999.

       The Savings Bank has established committees which include members of the Board and senior management and which meet as required. These committees include, among others, an Audit Committee, an Executive Committee, a Human Resources Committee, a Finance Committee and a Loan Committee.

       AUDIT COMMITTEE. The Audit Committee of the Savings Bank consists of Messrs. Saloom, O'Rourke and Ortego. The Audit Committee supervises the Savings Bank's Internal Auditor and is responsible for reviewing the performance, and overseeing the engagement, of the Savings Bank's independent certified public accountants. The Audit Committee met four times during fiscal 1999. No member of the Audit Committee is a current or former employee of the Savings Bank.

       EXECUTIVE COMMITTEE. The Executive Committee of the Savings Bank consists of Messrs. Gankendorff, Saloom and Reaux. The Executive Committee reviews the implementation of the Savings Bank's strategic plan and management recommendations regarding Savings Bank operations. The Executive Committee met three times during fiscal 1999.

       HUMAN RESOURCES COMMITTEE. The Human Resources Committee of the Savings Bank consists of Messrs. Beacham, Ortego and O'Rourke. The Human Resources Committee reviews the compensation of the Savings Bank's executive officers. The Human Resources Committees met four times during fiscal 1999. No member of the Human Resources Committee is a current or former employee of the Savings Bank.

       FINANCE COMMITTEE. The Finance Committee of the Savings Bank consists of Messrs. DeJean, Montelaro and Ortego. The Finance Committee manages interest rate risk, reviews investment securities and develops strategies for balance sheet management. The Finance Committee met four times during fiscal 1999.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

       Set forth below is information with respect to the principal occupations during the last five years for the five executive officers of the Company and/or the Savings Bank who do not serve as directors.

        Name                Age(1)     Principal Occupation During the Past Five Years
-----------------------   ---------    --------------------------------------------------
Gregory E. King              44        Mr. King currently  serves as Executive
                                       Vice President and Chief Operating
                                       Officer of the Company and the Savings
                                       Bank. From March 1997 through  December
                                       1998, Mr. King was Vice President,
                                       Auditor and Compliance Officer.  Prior
                                       to joining  the  Savings  Bank in 1997,
                                       Mr. King was a National  Bank  Examiner
                                       with the Office of the Comptroller of
                                       the Currency.

Mary Anne Bertrand           42        Ms. Bertrand  currently serves as Senior
                                       Vice President,  Retail Banking Manager
                                       of the Savings Bank since December 1998.
                                       Previously Ms. Bertrand  served as Vice
                                       President,  Retail Banking Manager since
                                       1996 and before then as the Savings
                                       Bank's Consumer Loan Manager since
                                       November 1992.

A. Wayne Bares               39        Mr. Bares was employed by the Savings
                                       Bank as Senior Vice President and
                                       Commercial  Lending Manager of the
                                       Savings Bank in November  1998.  Prior
                                       thereto,  Mr. Bares was Vice  President
                                       of Midsouth  National Bank, Lafayette,
                                       Louisiana.

Emile E. Soulier, III        49        Mr. Soulier has served as Vice President
                                       and Chief  Financial  Officer of the
                                       Savings Bank since July 1994 and of the
                                       Company  since July 1996.  Mr.  Soulier
                                       has served as Treasurer of the Savings
                                       Bank since April 1999 and  cashier since
                                       March  1996.  Previously,  Mr.  Soulier
                                       was a  Financial  Analyst,  Auditor and
                                       Compliance Officer of the Savings Bank.

Thomas F. Debaillon          46        Mr.  Debaillon  currently  serves as
                                       Vice  President,  Operations and Human
                                       Resources of the Savings Bank.
                                       Previously,  Mr.  Debaillon  has served
                                       in various  positions  in  Operations
                                       and Human  Resources at LBA Savings.

-------------------
(1)         As of March 10, 2000.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                              Common Stock Beneficially Owned as of
                                                                        March 10, 2000(1)
                                                    ---------------------------------------------------
          Name of Beneficial Owner                            Amount                      Percentage
-----------------------------------------------     ------------------------      ---------------------
Acadiana Bancshares, Inc.                                     215,301(2)                        14.7%
  Employee Stock Ownership Plan Trust
101 West Vermilion Street
Lafayette, Louisiana  70501

Thomson Horstmann & Bryant                                    138,200(3)                         9.4
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Directors:
Al W. Beacham, M.D.                                            20,208(2)(4)                      1.4
John H. DeJean                                                 10,500(5)                           *
Lawrence Gankendorff                                           29,348(6)                         2.0
James J. Montelaro                                             72,343(7)                         4.9
William H. Mouton                                              17,822(2)(8)                        *
Jerry Reaux                                                    84,743(9)                         5.8
Don J. O'Rourke, Sr.                                           17,155(10)                          *
Thomas S. Ortego                                               11,170(11)                          *
Kaliste J. Saloom, Jr.                                         23,829(2)(12)                     1.6

All directors and executive officers of the                   353,338(13)                      24.14
Company as a group (14 persons)

----------------
*      Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                          (Footnotes continue on following page)

(2) The Acadiana Bancshares, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Acadiana Bancshares, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Beacham, Mouton and Saloom who act as trustees of the plan ("Trustees"). As of December 31, 1999, 73,423 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the Trust.

(3) Information obtained from Schedule 13G, dated January 11, 2000, with respect to shares of Common Stock owned by Thomson Horstmann & Bryant, a Delaware corporation ("Thomson"). Thomson reports sole voting power and sole dispositive power with respect to 138,200 shares of Common Stock.

(4) Includes 2,766 shares held by Dr. Beacham in his 401(k) profit sharing plan, 2,185 shares held in the Recognition and Retention Plan Trust (the "RRP Trust") which may be voted by him, and 8,193 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(5) Includes 2,000 shares held in the RRP Trust which may be voted by Mr. DeJean and 1,000 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(6) Includes 933 shares held by Mr. Gankendorff in the Savings Bank's 401(k) Plan (the "401(k) Plan"), 2,513 shares which have been allocated to Mr. Gankendorff's account in the ESOP, 3,277 shares held in the RRP Trust which may be voted by him, and 12,291 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(7) Includes 4,124 shares held by Mr. Montelaro in the 401(k) Plan, 4,265 shares which have been allocated to Mr. Montelaro's account in the ESOP, 4,370 shares held in the RRP Trust which may be voted by him, and 16,386 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(8) Includes 2,185 shares held in the RRP Trust which may be voted by Mr. Mouton, and 8,193 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(9) Includes 750 shares held by Mr. Reaux's spouse in her Individual Retirement Account, 2,245 shares held in the 401(k) Plan, 5,202 shares which have been allocated to Mr. Reaux's account in the ESOP, 9,614 shares held in the RRP Trust which may be voted by him, and 40,968 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(10) Includes 2,185 shares held in the RRP Trust which may be voted by Mr. O'Rourke, and 8,193 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(11)   Includes 4,920 shares held by Mr. Ortego's spouse.

(12) Includes 1,000 shares held by Mr. Saloom's spouse, 2,185 shares held in the RRP Trust which may be voted by him, and 8,193 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(13) Includes shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The Company has not yet paid separate compensation to its directors and officers. The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the years ended December 31, 1999, 1998 and 1997 to the President and Chief Executive Officer and the only executive officer of the Company, and its subsidiaries, whose total annual compensation during fiscal 1999 exceeded $100,000 (the "named executive officers").

=================================================================================================================================
                                             Annual Compensation                        Long Term Compensation
                                     ----------------------------------------------------------------------------
                                                                 Other
                                                                 Annual
      Name and                Year     Salary(1)    Bonus    Compensation(2)          Awards           Payouts
 Principal Position                                                           ------------------------------------
                                                                              Restricted   Securities    LTIP        All Other
                                                                               Stock(3)    Underlying   Payouts    Compensation
                                                                                           Options (#)
---------------------------------------------------------------------------------------------------------------------------------
Jerry Reaux                   1999    $166,340     $56,906        -            $   -            -          -        $30,164(6)
President and Chief           1998     155,768       9,072        -                -            -          -         24,500(6)
 Executive Officer            1997     144,600      10,800        -            372,543(4)     68,281       -         35,834(6)
---------------------------------------------------------------------------------------------------------------------------------
James J. Montelaro            1999    $120,709     $26,960        -            $   -            -          -        $27,730(7)
Executive Vice President      1998     109,694       6,193        -                -            -          -         21,560(7)
                              1997     103,400       7,367        -            169,338(5)     27,312       -         25,900(7)
=================================================================================================================================

---------------

(1)    Includes Director's fees.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Savings Bank, the costs to the Savings Bank of providing such benefits to the named executive officer during the years ended December 31, 1999, 1998 and 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Reflects the value of shares of restricted stock granted pursuant to the Recognition and Retention Plan (the "RRP"). Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted Common Stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned.

(4) Represents the grant of 24,035 shares of restricted Common Stock in 1997 pursuant to the RRP, which had a fair market value of $471,687 at December 31, 1999.

(5) Represents the grant of 10,925 shares of restricted Common Stock in 1997 pursuant to the RRP, which had a fair market value of $214,403 at December 31, 1999.

(6) Represents the fair market value of 1,537 shares of Common Stock on December 31,1999 ($19.625), 1,400 shares of Common Stock on December 31, 1998 ($17.5) and 1,533 shares on December 31, 1997 ($23.375), allocated to Mr. Reaux's ESOP account, respectively.

(7) Represents the fair market value of 1,413 shares of Common Stock on December 31, 1999 ($19.625), 1,232 shares of Common Stock on December 31, 1998 ($17.5) and 1,108 shares on December 31, 1997 ($23.375), allocated to Mr. Montelaro's ESOP account, respectively.

COMPENSATION OF DIRECTORS

       Each director of the Savings Bank received a fee of $1,000 per Bank Board Meeting and $250.00 for Holding Company Board Meetings, only if attended. Members of the Board of Directors who are outside directors are paid $100.00 for Executive and Loan Committee Meetings and $250.00 for Audit, Finance and Human Resource Committee Meetings, only if attended.

STOCK OPTIONS

       The Company did not grant any stock options to the named executive officers during 1999.

       The following table sets forth information concerning the value of stock options held at December 31, 1999 by the named executive officers. Such officers did not exercise any options during 1999.

================================================================================================================================
                                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                   AND YEAR END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------------------
                                                                Number of                       Value of Unexercised
                            Shares                             Unexercised                          In-The-Money
                          Acquired On      Value                Options At                           Options At
    Name                   Exercise       Realized           Fiscal Year-End                     Fiscal Year-End(1)
                                                    ----------------------------------------------------------------------------
                                                     Exercisable     Unexercisable         Exercisable         Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
Jerry Reaux                    -             -          27,312         40,969               $112,662             $168,997
--------------------------------------------------------------------------------------------------------------------------------
James J. Montelaro             -             -          10,924         16,388                $45,062              $67,601
================================================================================================================================

------------------

(1) Calculated by determining the difference between the fair market value of the Common Stock underlying the options at December 31, 1999 ($19.625) and the exercise price of the options.

EMPLOYMENT AND SEVERANCE AGREEMENTS

       The Company and the Savings Bank (collectively the "Employers") in November 1996 entered into an amended and restated employment agreement with Mr. Reaux. Mr. Reaux previously had entered into an employment agreement with the Savings Bank dated September 1, 1995. Such agreement was amended and restated as a result of the mutual-to-stock conversion of the Savings Bank and the Savings Bank's reorganization into the holding company form. The Employers have agreed to employ Mr. Reaux for a term of three years, and without further action to extend for an additional year on each annual anniversary of the date of the agreement such that at any time the remaining term of the agreement will be from two to three years, in his current position at an initial base salary of $129,600. The agreement is terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability or retirement, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement he shall be entitled to severance payments equal to the greater of the amount of his base salary for the remaining term of the agreement or his base salary multiplied by 2.0 or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Mr. Reaux will be entitled to cash severance payments equal to the amount of his base salary at the date of termination multiplied by 3.0. In addition, Mr. Reaux will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first. A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as the acquisition by any person of 25% or more of the Company's outstanding voting securities. Mr. Reaux's employment agreement provides that in the event that any payments to be paid thereunder are deemed to constitute "excess parachute payments" and, therefore, subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, the Employers may (i) contest the liability and exhaust all administrative and judicial appeals to that end, and/or (ii) pay Mr. Reaux an amount equal to the excise tax for which he is liable plus an amount equal to any additional federal, state, or local taxes that may result because of such additional payment. Mr. Reaux 's agreement also provides that in the event of Mr. Reaux's death or disability during the term of the agreement, Mr. Reaux or his estate will receive payments equal to the amount of compensation for 12 months at the current salary at the time of his death or disability.

       The Employers have also entered into severance agreements with Ms. Bertrand and Messrs. Bares, Gankendorff, King, Montelaro, Debaillon and Soulier. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to his base salary multiplied by two.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

       The Company's policy provides that all loans made by the Savings Bank to the directors and officers of the Company and the Savings Bank are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans outstanding as of March 10, 2000, were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility. The Company believes that such loans do not involve more than the normal risk of collectibility. As of December 31, 1999, two of the directors and one executive officer of the Company and their associates had aggregate loan balances in excess of $60,000, which amounted to $607,488 in the aggregate. Director Mouton is an attorney with the firm of William H. Mouton, Professional Law Corporation, which firm provided certain legal services to the Savings Bank in 1999. Director Saloom is of counsel to the law firm of Saloom & Saloom, which law firm provided certain legal services to the Savings Bank in 1999. Director O'Rourke is President of Don J. O'Rourke & Associates, Ltd., a professional architectural corporation which provides architectural services to the Savings Bank.

COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

       Section 16(a) of the 1934 Act requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

       Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 1999, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                      REPORT OF THE COMPENSATION COMMITTEE

       The Human Resource Committee of the Board of Directors is responsible for establishing management compensation policies and procedures to be reflected in the Compensation Program offered to the Executive Officers of the Company and Savings Bank. During the 1999 fiscal year, the members of the Committee met four times.

       The members of the Human Resource Committee of both the Company and the Savings Bank are identical and no member of the Committee is an employee of the Company or any subsidiary. The Human Resource Committee of the Company has exclusive jurisdiction over the administration and grants relating to all stock option plans and/or management recognition plans. The Committee uses outside consultants, market studies and published compensation data as a resource in establishing a competitive compensation program.

       The Committee considers several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of the bank, efficiency ratios, growth, successful stock repurchase plan, satisfactory regulatory examinations, and market value of the Company. The Committee also administers a broad-based incentive bonus plan which is based on, among other factors, the earnings per share and the return on average equity of the Company.

       The Committee has sought to design a compensation program in which a significant portion of the compensation paid to senior management (including the Company's President and Chief Executive Officer) be performance driven and incentive-based. It is through this process that the Company is able to compete for and retain talented executives who are critical to the Company's long-term success while aligning the interests of those executives with the long-term interests of the Company's shareholders.

                                                  Al W. Beacham, M.D.
                                                  Thomas S. Ortego
                                                  Don J. O'Rourke, Sr.

PERFORMANCE GRAPH

       The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, since the Company's initial public offering of its Common Stock on July 16, 1996 with (i) the SNL Securities Thrift Index ($250 million to $500 million), (ii) the SNL Bank Index (under $500 million) and (iii) Standard and Poor's 500 Index.


                                   [LINE GRAPH]

                                                        PERIOD ENDING
                                              -----------------------------------------------------------------------------
             INDEX                              07/16/96         12/31/96        12/31/97        12/31/98         12/31/99
---------------------------------------------------------------------------------------------------------------------------
Acadiana Bancshares, Inc.                        100.00           124.71          199.54          152.77           176.10
S&P 500                                          100.00           119.00          158.71          204.02           246.95
SNL <$500M Bank Asset-Size Index                 100.00           117.98          201.12          183.64           169.99
SNL $250M-$500M Thrift Index                     100.00           120.49          204.17          177.24           208.33

                     RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed Castaing, Hussey, Lolan & Dauterive, L.L.P., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2000, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

       The Company has been advised by Castaing, Hussey, Lolan & Dauterive, L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Castaing, Hussey, Lolan & Dauterive, L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CASTAING, HUSSEY, LOLAN & DAUTERIVE, L.L.P. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2001, must be received at the principal executive offices of the Company, 101 West Vermilion Street, Lafayette, Louisiana 70501, Attention: Corporate Secretary, no later than November 27, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of the Company's Articles, which provides that the stockholder must give timely notice thereof in writing to the Secretary of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's capital stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have). To be timely with respect to the annual meeting of stockholders scheduled to be held in April 2001, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no later than January 26, 2001.

                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

       UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR FISCAL 1999 REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO DONNA H. DOMEC, SECRETARY, ACADIANA BANCSHARES, INC., 101 WEST VERMILION STREET, LAFAYETTE, LOUISIANA 70501. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

       Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Lawrence Gankendorff

                                       Lawrence Gankendorff
                                       Chairman of the Board

Lafayette, Louisiana
March 27, 2000

REVOCABLE PROXY

                            ACADIANA BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2000

       The undersigned, being a stockholder of Acadiana Bancshares, Inc. ("Company") as of March 10, 2000, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Les Saisons Room at A La Carte, located at 301 Heymann Boulevard, Lafayette, Louisiana, on Wednesday, April 26, 2000 at 2:00 p.m., Central Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

     [ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY
         (except as marked to the                     to vote for all
         contrary below)                              nominees listed
                                                      below

     Nominees for three-year term expiring in 2003:

     Lawrence Gankendorff, Don J. O'Rourke, Sr., and Thomas S. Ortego.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

------------------------------------

2. PROPOSAL to ratify the appointment by the Board of Directors of Castaing, Hussey, Lolan & Dauterive, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2000.

     [ ]   FOR                   [ ] AGAINST             [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                           (CONTINUED ON REVERSE SIDE)

SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                               Date
                                                   -----------------------

              ----------------------              -----------------------------
              Stockholder sign above              Co-holder (if any) sign above



--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                            ACADIANA BANCSHARES, INC.

--------------------------------------------------------------------------------

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

                       PLEASE MARK, SIGN, DATE AND RETURN
              THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------